As filed with the Securities and Exchange Commission on February 2, 2026

Registration No. 33-58837

Registration No. 33-58823

Registration No. 33-58841

Registration No. 33-65457

Registration No. 33-65459

Registration No. 333-00839

Registration No. 333-24569

Registration No. 333-37061

Registration No. 333-48120

Registration No. 333-48118

Registration No. 333-48126

Registration No. 333-104164

Registration No. 333-48124

Registration No. 333-24555

Registration No. 333-107962

Registration No. 333-117788

Registration No. 333-24565

Registration No. 333-48122

Registration No. 333-104163

Registration No. 333-136053

Registration No. 333-175857

Registration No. 333-204099

Registration No. 333-110791

Registration No. 333-110792

Registration No. 333-24567

Registration No. 333-50966

Registration No. 333-188274

Registration No. 333-224490

Registration No. 333-228250

Registration No. 333-228254

Registration No. 333-228259

Registration No. 333-255615

Registration No. 333-167261

Registration No. 333-255616

Registration No. 333-278882

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-58837

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-58823

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-58841

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-65457

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-65459

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-00839

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-24569

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-37061

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-48120

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-48118

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-48126

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-104164

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-48124

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-24555

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-107962

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-117788

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-24565

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-48122

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-104163

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-136053

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-175857

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-204099

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-110791

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-110792

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-24567

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-50966

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-188274

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-224490

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-228250

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-228254

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-228259

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-255615

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-167261

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-255616

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-278882

UNDER

THE SECURITIES ACT OF 1933

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	38-1998421
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

(800) 972-3030

(Address of Principal Executive Offices including Zip Code)

COMERICA INCORPORATED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS OF COMERICA BANK AND AFFILIATED BANKS

UNIVERSITY NATIONAL BANK & TRUST COMPANY 1980 STOCK OPTION PLAN

METROBANK 1988 STOCK OPTION PLAN

METROBANK 1982 STOCK OPTION PLAN

METROBANK EMPLOYEE SAVINGS PLAN

COMERICA INCORPORATED GAIN SHARING PLAN

1986 STOCK OPTION PLAN OF IMPERIAL BANCORP

AMENDED AND RESTATED COMERICA INCORPORATED DEFERRED COMPENSATION PLAN

COMERICA INCORPORATED 1999 COMMON STOCK DIRECTOR FEE DEFERRAL PLAN

COMERICA INCORPORATED 1999 DISCRETIONARY DIRECTOR FEE DEFERRAL PLAN

COMERICA INCORPORATED 1999 DEFERRED 3 YEAR ROE AWARD PLAN

COMERICA INCORPORATED FIRST AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

COMERICA INCORPORATED INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

COMERICA INCORPORATED 2006 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

STERLING BANCSHARES, INC. 2003 STOCK INCENTIVE AND COMPENSATION PLAN

COMERICA INCORPORATED 2015 INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

COMERICA INCORPORATED 1997 LONG-TERM INCENTIVE PLAN

1999 COMERICA INCORPORATED AMENDED AND RESTATED COMMON STOCK DEFERRED INCENTIVE AWARD PLAN

AMENDED AND RESTATED COMERICA INCORPORATED COMMON STOCK NON-EMPLOYEE DIRECTOR FEE DEFERRAL PLAN

COMERICA INCORPORATED PREFERRED SAVINGS PLAN

COMERICA INCORPORATED 2021 EMPLOYEE STOCK PURCHASE PLAN

COMERICA INCORPORATED AMENDED AND RESTATED 2018 LONG-TERM INCENTIVE PLAN, AS FURTHER AMENDED AND RESTATED

(Full titles of the plans)

Christian Gonzalez

Executive Vice President and Chief Legal Officer

Fifth Third Bancorp

38 Fountain Square Plaza

MD 10907F

Cincinnati, Ohio 45263

(513) 534-4300

(Name, address and telephone number of agent for service)

Copies to:

H. Rodgin Cohen

Mitchell S. Eitel

Patrick D. Lynch

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

(212) 558-4000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

DEREGISTRATION OF SHARES

Comerica Incorporated, a Delaware corporation (the “Registrant”), is filing with the U.S. Securities and Exchange Commission these post-effective amendments (the “Post-Effective Amendments”) to deregister all shares of common stock, par value $5.00 per share, of the Registrant (the “Shares”), previously registered under the following Registration Statements on Form S-8 (the “Registration Statements”), together with any and all plan interests and other securities registered thereunder:

•

Registration Statement No. 33-58837, filed April 26, 1995, relating to the registration of 300,000 Shares reserved for issuance under the Comerica Incorporated Stock Option Plan for Non-Employee Directors of Comerica Bank and Affiliated Banks;

•

Registration Statement No. 33-58823, filed April 26, 1995, relating to the registration of 165,000 Shares reserved for issuance under the University National Bank & Trust Company 1980 Stock Option Plan;

•

Registration Statement No. 33-58841, filed April 26, 1995, relating to the registration of 250,000 Shares reserved for issuance under the Comerica Incorporated Stock Option Plan for Non-Employee Directors;

•	Registration Statement No. 33-65457, filed December 29, 1995, relating to the registration of 375,000 Shares reserved for issuance under the Metrobank 1988 Stock Option Plan;

•	Registration Statement No. 33-65459, filed December 29, 1995, relating to the registration of 100,000 Shares reserved for issuance under the Metrobank 1982 Stock Option Plan;

•	Registration Statement No. 333-00839, filed February 9, 1996, relating to the registration of 10,000 Shares reserved for issuance under the Metrobank Employee Savings Plan;

•	Registration Statement No. 333-24569, filed April 4, 1997, relating to the registration of 200,000 Shares reserved for issuance under the Comerica Incorporated Gain Sharing Plan;

•

Registration No. 333-37061, filed October 2, 1997, relating to the registration of 4,681,322 Shares reserved for issuance under the Amended and Restated Comerica Incorporated Deferred Compensation Plan;

•

Registration Statement No. 333-48120, filed October 18, 2000, relating to the registration of 5,175,000 Shares reserved for issuance under the Comerica Incorporated 1999 Common Stock Director Fee Deferral Plan;

•

Registration Statement No. 333-48118, filed October 18, 2000, relating to the registration of 2,587,500 Shares reserved for issuance under the Comerica Incorporated 1999 Discretionary Director Fee Deferral Plan;

•

Registration Statement No. 333-48126, filed October 18, 2000, relating to the registration of 4,000,000 Shares reserved for issuance under the Comerica Incorporated 1999 Deferred 3 Year ROE Award Plan;

•	Registration Statement No. 333-104164, filed on March 31, 2003, relating to the registration of 90,000 Shares reserved for issuance under the 1986 Stock Option Plan of Imperial Bancorp;

•

Registration Statement No. 333-48124, filed on October 18, 2000, as amended August 14, 2003, relating to the registration of 1,000,000 Shares reserved for issuance under the Comerica Incorporated 1997 Long-Term Incentive Plan;

•

Registration Statement No. 333-24555, filed on April 4, 1997, relating to the registration of 400,000 Shares reserved for issuance under the Comerica Incorporated First Amended and Restated Employee Stock Purchase Plan;

•

Registration Statement No. 333-107962, filed on August 14, 2003, relating to the registration of 3,400,000 Shares reserved for issuance under the Comerica Incorporated First Amended and Restated Employee Stock Purchase Plan;

•

Registration Statement No. 333-117788, filed on July 30, 2004, relating to the registration of 500,000 Shares reserved for issuance under the Comerica Incorporated Incentive Plan for Non-Employee Directors;

•	Registration Statement No. 333-24565, filed on April 4, 1997, relating to the registration of 3,000,000 Shares reserved for issuance under the Comerica Incorporated 1997 Long-Term Incentive Plan;

•	Registration Statement No. 333-48122, filed on October 18, 2000, relating to the registration of 2,500,000 Shares reserved for issuance under the Comerica Incorporated 1997 Long-Term Incentive Plan;

•

Registration Statement No. 333-104163, filed on March 31, 2003, relating to the registration of 16,000,000 Shares reserved for issuance under the Amended and Restated Comerica Incorporated 1997 Long-Term Incentive Plan;

•

Registration Statement No. 333-136053, filed on July 26, 2006, relating to the registration of 11,000,000 Shares reserved for issuance under the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan;

•

Registration Statement No. 333-175857, filed on July 28, 2011, relating to the registration of 500,000 Shares reserved for issuance under the Sterling Bancshares, Inc. 2003 Stock Incentive and Compensation Plan;

•

Registration Statement No. 333-204099, filed on May 12, 2015, as amended on April 29, 2021, relating to the registration of 350,000 Shares reserved for issuance under the Comerica Incorporated 2015 Incentive Plan For Non-Employee Directors;

•

Registration Statement No. 333-110791, filed on November 26, 2003, relating to the registration of 1,000,000 Shares reserved for issuance under the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan;

•

Registration Statement No. 333-228250, filed on November 7, 2018, relating to the registration of 1,000,000 Shares reserved for issuance under the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan;

•

Registration Statement No. 333-110792, filed on November 26, 2003, relating to the registration of 160,000 Shares reserved for issuance under the Amended and Restated Comerica Incorporated Common Stock Non-Employee Director Fee Deferral Plan;

•

Registration Statement No. 333-228254, filed on November 7, 2018, relating to the registration of 200,000 Shares reserved for issuance under the Amended and Restated Comerica Incorporated Common Stock Non-Employee Director Fee Deferral Plan;

•	Registration Statement No. 333-24567, filed on April 4, 1997, relating to the registration of 500,000 Shares reserved for issuance under the Comerica Incorporated Preferred Savings Plan;

•	Registration Statement No. 333-50966, filed on November 30, 2000, relating to the registration of 3,000,000 Shares reserved for issuance under the Comerica Incorporated Preferred Savings Plan;

•	Registration Statement No. 333-228259, filed on November 7, 2018 relating to the registration of 1,000,000 Shares reserved for issuance under the Comerica Incorporated Preferred Savings Plan;

•

Registration Statement No. 333-255615, filed on April 29, 2021, relating to the registration of 5,000,000 Shares reserved for issuance under the Comerica Incorporated 2021 Employee Stock Purchase Plan;

•

Registration Statement No. 333-167261, filed on June 2, 2010, as amended on April 27, 2018, relating to the registration of 2,500,000 Shares reserved for issuance under the Comerica Incorporated Amended and Restated 2018 Long-Term Incentive Plan, As Further Amended and Restated;

•

Registration Statement No. 333-188274, filed on May 1, 2013, as amended on April 27, 2018, relating to the registration of 3,850,000 Shares reserved for issuance under the Comerica Incorporated Amended and Restated 2018 Long-Term Incentive Plan, As Further Amended and Restated;

•

Registration Statement No. 333-224490, filed on April 27, 2018, relating to the registration of 5,750,000 Shares reserved for issuance under the Comerica Incorporated Amended and Restated 2018 Long-Term Incentive Plan, As Further Amended and Restated;

•

Registration Statement No. 333-255616, filed on April 29, 2021, relating to the registration of 1,970,000 Shares reserved for issuance under the Comerica Incorporated Amended and Restated 2018 Long-Term Incentive Plan, As Further Amended and Restated; and

•

Registration Statement No. 333-278882, filed on April 23, 2024 relating to the registration of 2,065,000 additional Shares reserved for issuance under the Comerica Incorporated Amended and Restated 2018 Long-Term Incentive Plan, As Further Amended and Restated.

On February 1, 2026, pursuant to the terms of the Agreement and Plan of Merger, dated as of October 5, 2025, by and among the Registrant, Comerica Holdings Incorporated, a Delaware corporation and wholly owned subsidiary of Registrant (“Comerica Holdings”), Fifth Third Bancorp, an Ohio corporation (“Fifth Third”), and Fifth Third Financial Corporation, an Ohio corporation and a wholly owned subsidiary of Fifth Third (“Fifth Third Intermediary”), (i) the Registrant merged with and into Fifth Third Intermediary, with Fifth Third Intermediary surviving the merger as the surviving corporation and (ii) immediately thereafter, Comerica Holdings merged with and into Fifth Third Intermediary, with Fifth Third Intermediary surviving the merger as the surviving corporation (the “Mergers”).

As a result of the Mergers, the Registrant has terminated all offerings and sales pursuant to the Registration Statements. In accordance with an undertaking made by the Registrant in the Registration Statements to remove from registration, by means of a post-effective amendment, any of the Shares registered under the Registration Statements that remain unsold at the termination of the offerings, the Registrant hereby removes from registration the Shares registered but remaining unsold under the Registration Statements as of the date hereof. Each Registration Statement is hereby amended, as appropriate, to reflect the deregistration of such securities, and the Registrant hereby terminates the effectiveness of each Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused these Post-Effective Amendments to the Registration Statements described above to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on this 2nd day of February, 2026.

FIFTH THIRD BANCORP
(as sole shareholder of Fifth Third Financial Corporation, successor by merger to Comerica Incorporated)

By:	/s/ Christian Gonzalez
Name: Title:	Christian Gonzalez Executive Vice President and Chief Legal Officer

Pursuant to the Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign these Post-Effective Amendments.